AMENDMENT NO. [__]
TO THE

FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(ALL CLASSES OF SHARES EXCEPT CLASS B AND CLASS B5 SHARES)
     The First Restated Master Distribution Agreement (all Classes of shares except Class B and Class B5 Shares) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as “Fund”, or collectively, “Funds”), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a “Portfolio”), with respect to each class of shares except Class B Shares (the “Shares”) of each Portfolio, and INVESCO AIM DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended to:
(1)	add the following series portfolios: Invesco Balanced Fund, Invesco California Tax-Free Income Fund, Invesco Dividend Growth Securities Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco New York Tax-Free Income Fund, Invesco S&P 500 Index Fund, Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Core Equity Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Money Market Fund, Invesco Van Kampen Pennsylvania Tax Free Income Fund, Invesco Van Kampen Small Cap Growth Fund, Invesco Van Kampen Tax Free Money Fund, Invesco Convertible Securities Fund, Invesco Van Kampen Asset Allocation Conservative Fund, Invesco Van Kampen Asset Allocation Growth Fund, Invesco Van Kampen Asset Allocation Moderate Fund, Invesco Van Kampen Harbor Fund, Invesco Van Kampen Leaders Fund, Invesco Van Kampen Real Estate Securities Fund, Invesco Van Kampen U.S. Mortgage Fund, Invesco Alternative Opportunities Fund, Invesco Commodities Alpha Fund, Invesco FX Alpha Plus Strategy Fund, Invesco FX Alpha Strategy Fund, Invesco Global Advantage Fund, Invesco Global Dividend Growth Securities Fund, Invesco Health Sciences Fund, Invesco International Growth Equity Fund, Invesco Natural Resources Fund, Invesco Pacific Growth Fund, Invesco Van Kampen Emerging Markets Fund, Invesco Van Kampen Global Bond Fund, Invesco Van Kampen Global Equity Allocation Fund, Invesco Van Kampen Global Franchise Fund, Invesco Van Kampen Global Tactical Asset Allocation Fund, Invesco Van Kampen International Advantage Fund, Invesco Van Kampen International Growth Fund, Invesco High Yield Securities Fund, Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Corporate Bond Fund, Invesco Van Kampen Government Securities Fund, Invesco Van Kampen High Yield Fund, Invesco Van Kampen Limited Duration Fund, Invesco Mid-Cap Value Fund, Invesco Small-Mid Special Value Fund, Invesco Special Value Fund, Invesco Technology Fund, Invesco U.S. Mid Cap Value Fund, Invesco U.S. Small Cap Value Fund, Invesco U.S. Small/Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Capital Growth Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen Mid Cap Growth Fund, Invesco Van Kampen Small Cap Value Fund, Invesco Van Kampen Technology Fund, Invesco Van Kampen Utility Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Municipal Fund, Invesco Tax-Exempt Securities Trust, Invesco Van Kampen California Insured Tax Free Fund, Invesco Van Kampen High Yield Municipal Fund, Invesco Van Kampen Insured Tax Free Income Fund, Invesco Van Kampen Intermediate Term Municipal Income

Fund, Invesco Van Kampen Municipal Income Fund, Invesco Van Kampen New York Tax Free Income Fund and Invesco Van Kampen Strategic Municipal Income Fund (collectively, the “Funds”), effective February ___, 2010;
(2)	to reflect the addition of Class A5, C5 and R5 shares to AIM Balanced-Risk Retirement Now Fund, AIM Balanced-Risk Retirement 2010 Fund, AIM Balanced-Risk Retirement 2020 Fund, AIM Balanced-Risk Retirement 2030 Fund, AIM Balanced-Risk Retirement 2040 Fund and AIM Balanced-Risk Retirement 2050 Fund, effective February ___, 2010; and
(3)	to reflect the addition of Class A5 and C5 shares to AIM Money Market Fund, effective February ___, 2010.
     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:
“SCHEDULE A
TO
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(All Classes of Shares Except Class B and Class B5 Shares)

AIM COUNSELOR SERIES TRUST
AIM Core Plus Bond Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Floating Rate Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Multi-Sector Fund —	Class A
Class C
Class Y
Institutional Class

AIM Select Real Estate Income Fund —	Class A
Class C
Class Y
Institutional Class

AIM Structured Core Fund —	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Structured Growth Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Structured Value Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Balanced Fund —	Class A
Class C
Class Y

Invesco California Tax-Free Income Fund —	Class A
Class C
Class Y

Invesco Dividend Growth Securities Fund —	Class A
Class C
Class Y

Invesco Equally-Weighted S&P 500 Fund —	Class A
Class C
Class R
Class Y

Invesco Fundamental Value Fund —	Class A
Class C
Class Y

Invesco Large Cap Relative Value Fund —	Class A
Class C
Class Y

Invesco New York Tax-Free Income Fund —	Class A
Class C
Class Y

Invesco S&P 500 Index Fund —	Class A
Class C
Class Y

Invesco Van Kampen American Franchise Fund —	Class A
Class C
Class Y

Invesco Van Kampen Core Equity Fund —	Class A
Class C
Class R
Class Y

Invesco Van Kampen Equity and Income Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Equity Premium Income Fund —	Class A
Class C
Class Y

Invesco Van Kampen Growth and Income Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Money Market Fund —	Class A
Class C
Class Y

Invesco Van Kampen Pennsylvania Tax Free Income Fund —	Class A
Class C
Class Y

Invesco Van Kampen Small Cap Growth Fund —	Class A
Class C
Class Y

Invesco Van Kampen Tax Free Money Fund —	Class A

AIM EQUITY FUNDS
AIM Capital Development Fund —	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Charter Fund —	Class A
Class C
Class R
Class S
Class Y
Institutional Class

AIM Constellation Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Disciplined Equity Fund —	Class Y

AIM Diversified Dividend Fund —	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Large Cap Basic Value Fund —	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Large Cap Growth Fund —	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Summit Fund —	Class A
Class C
Class P
Class S
Class Y
Institutional Class

AIM FUNDS GROUP
AIM Basic Balanced Fund —	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM European Small Company Fund —	Class A
Class C
Class Y

AIM Global Core Equity Fund —	Class A
Class C
Class Y
Institutional Class

AIM International Small Company Fund —	Class A
Class C
Class Y
Institutional Class

AIM Mid Cap Basic Value Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Select Equity Fund —	Class A
Class C
Class Y

AIM Small Cap Equity Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM GROWTH SERIES
AIM Balanced-Risk Retirement Now Fund—	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

AIM Balanced-Risk Retirement 2010 Fund—	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

AIM Balanced-Risk Retirement 2020 Fund—	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

AIM Balanced-Risk Retirement 2030 Fund—	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

AIM Balanced-Risk Retirement 2040 Fund—	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

AIM Balanced-Risk Retirement 2050 Fund—	Class A
Class A5
Class C
Class C5
Class R
Class R5
Class Y
Institutional Class

AIM Basic Value Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Conservative Allocation Fund —	Class A
Class C
Class R
Class S
Class Y
Institutional Class

AIM Global Equity Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Growth Allocation Fund —	Class A
Class C
Class R
Class S
Class Y
Institutional Class

AIM Income Allocation Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM International Allocation Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Mid Cap Core Equity Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Moderate Allocation Fund —	Class A
Class C
Class R
Class S
Class Y
Institutional Class

AIM Moderate Growth Allocation Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Moderately Conservative Allocation Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Small Cap Growth Fund —	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco Convertible Securities Fund —	Class A
Class C
Class Y

Invesco Van Kampen Asset Allocation Conservative Fund —	Class A
Class C
Class Y

Invesco Van Kampen Asset Allocation Growth Fund —	Class A
Class C
Class Y

Invesco Van Kampen Asset Allocation Moderate Fund —	Class A
Class C
Class Y

Invesco Van Kampen Harbor Fund —	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen Leaders Fund —	Class A
Class C
Class Y

Invesco Van Kampen Real Estate Securities Fund —	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen U.S. Mortgage Fund —	Class A
Class C
Class Y
Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
AIM Asia Pacific Growth Fund —	Class A
Class C
Class Y

AIM European Growth Fund —	Class A
Class C
Class R
Class Y
Investor Class

AIM Global Growth Fund —	Class A
Class C
Class Y
Institutional Class

AIM Global Small & Mid Cap Growth Fund —	Class A
Class C
Class Y
Institutional Class

AIM International Core Equity Fund —	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM International Growth Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM INVESTMENT FUNDS
AIM Balanced-Risk Allocation Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM China Fund —	Class A
Class C
Class Y
Institutional Class

AIM Developing Markets Fund —	Class A
Class C
Class Y
Institutional Class

AIM Global Health Care Fund —	Class A
Class C
Class Y
Investor Class

AIM International Total Return Fund -	Class A
Class C
Class Y
Institutional Class

AIM Japan Fund —	Class A
Class C
Class Y
Institutional Class

AIM LIBOR Alpha Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Trimark Endeavor Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Trimark Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Trimark Small Companies Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Alternative Opportunities Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Commodities Alpha Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco FX Alpha Plus Strategy Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco FX Alpha Strategy Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Global Advantage Fund —	Class A
Class C
Class Y

Invesco Global Dividend Growth Securities Fund —	Class A
Class C
Class Y

Invesco Health Sciences Fund —	Class A
Class C
Class Y

Invesco International Growth Equity Fund —	Class A
Class C
Class Y

Invesco Natural Resources Fund —	Class A
Class C
Class Y

Invesco Pacific Growth Fund —	Class A
Class C
Class R
Class Y

Invesco Van Kampen Emerging Markets Fund —	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen Global Bond Fund —	Class A
Class C
Class R
Class Y

Invesco Van Kampen Global Equity Allocation Fund —	Class A
Class C
Class Y

Invesco Van Kampen Global Franchise Fund —	Class A
Class C
Class Y

Invesco Van Kampen Global Tactical Asset Allocation Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen International Advantage Fund —	Class A
Class C
Class Y

Invesco Van Kampen International Growth Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM INVESTMENT SECURITIES FUNDS
AIM Core Bond Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM Dynamics Fund —	Class A
Class C
Class R Class Y
Institutional Class
Investor Class

AIM Global Real Estate Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM High Yield Fund —	Class A
Class C
Class Y
Institutional Class
Investor Class

AIM Income Fund —	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Limited Maturity Treasury Fund —	Class A
Class A2
Class Y
Institutional Class

AIM Money Market Fund —	AIM Cash Reserve Shares
Class A5
Class C
Class C5
Class R
Class Y
Institutional Class
Investor Class

AIM Municipal Bond Fund —	Class A
Class C
Class Y
Investor Class

AIM Real Estate Fund —	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

AIM Short Term Bond Fund —	Class A
Class C
Class R
Class Y
Institutional Class

AIM U.S. Government Fund —	Class A
Class C
Class R
Class Y
Institutional Class
Investor Class

Invesco High Yield Securities Fund —	Class A
Class C
Class Y

Invesco Van Kampen Core Plus Fixed Income Fund —	Class A
Class C
Class Y

Invesco Van Kampen Corporate Bond Fund —	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen Government Securities Fund —	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen High Yield Fund —	Class A
Class C
Class Y
Institutional Class

Invesco Van Kampen Limited Duration Fund -	Class A
Class C
Class Y
Institutional Class

AIM SECTOR FUNDS
AIM Energy Fund —	Class A
Class C
Class Y
Institutional Class
Investor Class

AIM Financial Services Fund —	Class A
Class C
Class Y
Investor Class

AIM Gold & Precious Metals Fund —	Class A
Class C
Class Y
Investor Class

AIM Leisure Fund —	Class A
Class C
Class R
Class Y
Investor Class

AIM Technology Fund —	Class A
Class C
Class Y
Institutional Class
Investor Class

AIM Utilities Fund —	Class A
Class C
Class Y
Institutional Class
Investor Class

Invesco Mid-Cap Value Fund —	Class A
Class C
Class Y

Invesco Small-Mid Special Value Fund—	Class A
Class C
Class Y

Invesco Special Value Fund —	Class A
Class C
Class Y

Invesco Technology Fund —	Class A
Class C
Class Y

Invesco U.S. Mid Cap Value Fund —	Class A
Class C
Class Y

Invesco U.S. Small Cap Value Fund —	Class A
Class C
Class Y

Invesco U.S. Small/Mid Cap Value Fund —	Class A
Class C
Class Y

Invesco Value Fund —	Class A
Class C
Class Y

Invesco Value II Fund —	Class A
Class C
Class Y

Invesco Van Kampen American Value Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Capital Growth Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Comstock Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Enterprise Fund —	Class A
Class C
Class Y

Invesco Van Kampen Mid Cap Growth Fund —	Class A
Class C
Class R
Class Y
Institutional Class

Invesco Van Kampen Small Cap Value Fund —	Class A
Class C
Class Y

Invesco Van Kampen Technology Fund —	Class A
Class C
Class Y

Invesco Van Kampen Utility Fund —	Class A
Class C
Class Y

Invesco Van Kampen Value Opportunities Fund —	Class A
Class C
Class Y

AIM TAX-EXEMPT FUNDS
AIM High Income Municipal Fund —	Class A
Class C
Class Y
Institutional Class

AIM Tax-Exempt Cash Fund —	Class A
Class Y
Investor Class

AIM Tax-Free Intermediate Fund —	Class A
Class A2
Class Y
Institutional Class

Invesco Municipal Fund —	Class A
Class C
Class Y

Invesco Tax-Exempt Securities Fund —	Class A
Class C
Class Y

Invesco Van Kampen California Insured Tax Free Fund —	Class A
Class C
Class Y

Invesco Van Kampen High Yield Municipal Fund —	Class A
Class C
Class Y

Invesco Van Kampen Insured Tax Free Income Fund —	Class A
Class C
Class Y

Invesco Van Kampen Intermediate Term Municipal Income Fund —	Class A
Class C
Class Y

Invesco Van Kampen Municipal Income Fund —	Class A
Class C
Class Y

Invesco Van Kampen New York Tax Free Income Fund —	Class A
Class C
Class Y

Invesco Van Kampen Strategic Municipal Income Fund —	Class A
Class C
Class Y

AIM TREASURER’S SERIES TRUST
Premier Portfolio —	Investor Class

Premier Tax-Exempt Portfolio —	Investor Class

Premier U.S. Government Money Portfolio —	Investor Class”

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Dated: February ___, 2010

AIM COUNSELOR SERIES TRUST
AIM EQUITY FUNDS
AIM FUNDS GROUP
AIM GROWTH SERIES
AIM INTERNATIONAL MUTUAL FUNDS
AIM INVESTMENT FUNDS
AIM INVESTMENT SECURITIES FUNDS
AIM SECTOR FUNDS
AIM TAX-EXEMPT FUNDS
AIM TREASURER’S SERIES TRUST
on behalf of the Shares of each Portfolio
listed on Schedule A

By:
John M. Zerr
Senior Vice President

INVESCO AIM DISTRIBUTORS, INC.
By:
John S. Cooper
President